                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 20, 2007
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                               THE LGL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

          Indiana                     1-106                   38-1799862
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

    140 Greenwich Avenue, 4th Floor, Greenwich, CT               06830
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_|  Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Effective March 20, 2007, The LGL Group, Inc. (the "Company") entered into an  Employment  Agreement  with  Steve  Pegg to  serve  as the  Company's  Chief
Financial Officer (the "Employment Agreement").  Under the Employment Agreement,
Mr. Pegg is to receive a base  salary of  $175,000  per annum and is eligible to participate  in the  Company's  executive  benefit and  compensation  plans.  In addition,  upon  commencement  of his  employment,  Mr. Pegg received a grant of
10,000  shares  of  restricted  stock  pursuant  to the  Company's  2001  Equity
Incentive Plan,  which shares are to vest as follows:  5,000 shares on March 20,
2008 and 1,250 shares on each of June 20, 2008, September 20, 2008, December 20,
2008 and March 20, 2009.

      A copy of the Employment Agreement is attached hereto as EXHIBIT 99.1.

ITEM 5.02   DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION  OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective March 20, 2007,  Steve Pegg was elected Chief Financial  Officer of the Company. Mr. Pegg, age 48, served as the Vice President,  Chief Financial
Officer,  Treasurer and Secretary of Ultraviolet Devices, Inc. from October 2004 through December 2006.  Ultraviolet Devices, Inc. is a manufacturer and supplier of ultra violet and filtration  products for air and water  treatment.  Prior to that, Mr. Pegg served as an operations  and financial  consultant for Camil Farr
Company from April 2001 through October 2004.  Prior to that, Mr. Pegg served as the Senior Vice President,  Chief Financial Officer,  Treasurer and Secretary of
Farr  Company,  a  predecessor  company that was merged into Camil Farr Company.
Camil Farr Company and Farr Company  manufacture air filtration  devices.  For a description of Mr. Pegg's Employment Agreement, see ITEM 1.01 above.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.

            10.1  Employment  Agreement,  dated March 20, 2007, by and between
                  The LGL Group, Inc. and Steve Pegg.

                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

March 20, 2007

                                     THE LGL GROUP, INC.

                                     By: /s/ Jeremiah Healy
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                                         Name: Jeremiah Healy
                                         Title: Chief Executive Officer